SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14 , 1998



                             ANTENNAS AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Utah                         0-18122                 87-0454148
-------------------------------      ----------------       --------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
        incorporation)                    Number)           Identification  No.)


          4860 Robb Street, Suite 101, Wheat Ridge, Colorado 80033-2163
          -------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (303) 421-4063

Item 5.   Other Events.
          -------------
          Press Release. The press release of the Registrant dated May 14 , 1998, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.   Financial Statements And Exhibits.
          ----------------------------------
          (c)   Exhibits.
                ---------         Exhibit Index
                                  -------------
Exhibit
 Number   Description
-------   -----------
99.1              Press release dated          May 14  , 1998.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:               May 14  , 1998                 ANTENNAS AMERICA, INC.


                                           By: /s/ Randall P. Marx
                                                   -----------------------------
                                                   Randall P. Marx
                                                   Chief Executive Officer